CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
EUROPE
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
President............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........        F-1

Financial
Statements...........         F2

Portfolio   holdings'
and  views   of   the
Funds' managers
described   in   this
annual report are  as
of  the  date  of the
interview, unless
otherwise noted,  and
are subject to
change.

GT GLOBAL EUROPE GROWTH FUND
MESSAGE FROM THE PRESIDENT


Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the GT Global Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Global Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.


Sincerely,

/s/WILLIAM J. GUILFOYLE

William J. Guilfoyle
President
GT Global Mutual Funds

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The GT Global Europe
Growth Fund seeks
long-term capital growth
by investing primarily in
the equity securities of
issuers from European
countries. Over the long
term, we tend to favor
growth-oriented
companies increasing
their share of market
capitalization.

GT GLOBAL EUROPE GROWTH FUND
PERFORMANCE SUMMARY

                  GT GLOBAL
                EUROPE GROWTH           MSCI Europe
                FUND CLASS A               Index

7/19/85             9525                   10000
                    9534.53                10191
                    9563.1                 10717.1
                   10067.9                 10897.2
                   10953.8                 12111
                   11763.4                 13062.8
                   12992.1                 13636.7
                   12896.9                 13901.6
                   13906.5                 15558.5
                   15059                   16837.1
                   16116.3                 18407.8
                   14620.9                 16786.4
                   15287.6                 17523.7
                   15859.1                 17379.9
                   17278.3                 19328.1
                   16659.2                 18110.1
                   16678.3                 18226.9
                   17830.8                 19209.7
                   18316.6                 19699.8
                   19421.5                 20576.8
                   20497.8                 21318.7
                   21209.8                 22379.5
                   22049.7                 23263.2
                   22373.5                 23141.3
                   22778.2                 23808.5
                   24174.7                 24616.5
                   25186.6                 24829.3
                   26077.1                 24999
                   19560.3                 20254.3
                   18643.5                 19370.9
                   19523.5                 20506.7
                   18945.2                 19673.6
                   19774.9                 20839.5
                   19913.2                 21422
                   20076.6                 21829.2
                   19737.2                 21430.3
                   20139.5                 21222.2
                   19900.6                 21277.8
                   19284.6                 20320.1
                   20224.1                 21432.8
                   21436.8                 23427.5
                   21315.5                 23725.3
                   21692.1                 23859.9
                   22961.6                 24733.8
                   22654.7                 24461.7
                   23198.7                 24647.9
                   24426.3                 25341.1
                   24161.3                 24052.4
                   24984.3                 25053
                   26742                   28011.5
                   27341.9                 27670.7
                   28374.2                 28156.3
                   26225.9                 26320.5
                   27955.7                 27791.6
                   30522.4                 30793.5
                   30355                   30722
                   29852.8                 29997.3
                   31164.1                 30432.4
                   30271.3                 29636
                   31554.7                 32061.1
                   32391.7                 33199.7
                   33814.6                 34612.3
                   29490.1                 31192.3
                   25667.9                 27531.9
                   27035                   29866.3
                   26504.9                 30178.9
                   26030.6                 29756
                   26532.8                 30771.2
                   28541.5                 33477.1
10/31/90           27760.3                 31245
                   27286                   30928.8
                   27732.5                 31854.2
                   26281.7                 29191.5
                   27230.2                 31226.3
                   27230.2                 31808
                   27146.5                 32774.4
                   26114.2                 32098.1
                   25109.9                 31356.7
                   27156.8                 33820.8
                   27043.6                 33824.2
                   27241.8                 33969.2
                   26647.1                 32792.8
                   27694.9                 34615.3
                   28601.1                 36599.3
                   27723.2                 35931.4
                   26505.5                 34662.1
                   26279                   34564.3
                   24410                   34007.6
                   23079.1                 31648.4
                   23758.7                 31646
                   24098.5                 32384.9
                   24126.8                 32452.1
                   24495                   32835.7
                   25372.8                 34537.2
                   26109.1                 35311.7
                   26533.9                 35703.9
                   26647.1                 35194
                   27355.1                 35325.9
                   29592.2                 38437.4
                   28459.5                 38329.8
                   29592.2                 39938.3
                   28771                   39087.7
                   30922.8                 42033.7
                   33062.3                 44185.8
                   31464.8                 42632.9
                   30009.9                 41438.8
                   31151                   43167.5
                   29496.4                 41345.4
                   28983                   40924.7
                   30837.2                 43083
                   31322.1                 44463.1
                   29867.3                 42714
                   30723.1                 44589.2
                   29325.3                 42895
                   29128.6                 43152.9
                   28431.6                 42829.5
                   28489.7                 43815.2
                   27850.8                 45865.2
                   29099.6                 47348.9
                   29738.5                 48335.3
                   30261.2                 48808.3
                   31974.7                 51370.1
                   31103.4                 49401.2
                   32148.9                 50911.1
                   31800.4                 50688.6
                   31626.2                 51066.6
                   31999.5                 52702.7
                   32117.1                 53064.4
                   33440.6                 54049.4
                   34470                   54714.5
                   34911.2                 55128.8
                   35911.2                 55573.3
                   36528.8                 56204.1
                   34293.5                 55519.6
                   35499.4                 57186.7
                   36146.4                 58409.2
                   36411.2                 59784.8
                   37764.1                 62833.6
12/31/96           38273.7                 64070.1

The chart above shows the performance of the GT Global Europe Growth Fund, Class A shares, since the Fund's inception versus the MSCI Europe Index. This represents a cumulative return of 282.74% and an average annual total return of 12.43% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $14,333 on December 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,953 on December 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS %(1)
DECEMBER 31, 1996


Share Class                     Without Sales Charge(2)                   With Sales Charge
                           1-Year   5-Year   10-Year   LOF        1-Year   5-Year   10-Year   LOF


Class A(3)                  19.61     7.10     7.65     12.91      13.93     6.07     7.13     12.43
Class B(3)                  18.79      N/A      N/A     10.68      13.79      N/A      N/A     10.07
Advisor Class(4)            20.21      N/A      N/A     17.72        N/A      N/A      N/A       N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


                1987      1988      1989      1990      1991      1992      1993      1994      1995      1996


Class A          6.59(3)  11.11     40.71    -14.72      4.33    -11.26     28.32     -5.80      9.86     19.61
Class B           N/A       N/A       N/A       N/A       N/A       N/A     20.50(3)  -6.38      9.20     18.79


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the ""Alternative Purchase Plan'' section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER JANUARY, 1997
ANNA POWELL

Q HOW DID THE FUND PERFORM?
A The Fund enjoyed a strong year, returning a total of 19.61% for Class A shares (13.93% including the maximum 4.75% sales charge) over the 12-month period to December 31, 1996; total return for Class B shares was 18.79% (13.79% including the effect of the 5% maximum contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) Europe Index(5) returned 21.57% over the same period.

Q HOW WOULD YOU CHARACTERIZE THE GENERAL INVESTMENT ENVIRONMENT OVER THE REPORTING PERIOD?
A European equity markets have made solid progress in 1996, largely reflecting the rise in bond prices. The environment was supportive as inflation remained benign. Peripheral bond markets benefited, in particular, from a convergence of yields towards the level of German bonds, in the expectation of monetary union taking place.

Q WHAT FACTORS HAVE HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE?
A Over the period, the Fund's overweighted position in France, underweighted exposure to Switzerland and securities selection in Germany benefited the Fund relative to the index. Meanwhile, the Fund's over-exposure to Italy and security selection in Austria hindered returns. In terms of sectors, consumer and services companies were strong contributors to performance as they comprised companies with a visible earnings outlook that benefited from strong demand.

Q WHICH OF THE FUND'S HOLDINGS WERE THE MOST NOTABLE CONTRIBUTORS TO
PERFORMANCE?
A Companies that performed well include Carrefour, the French hypermarket retailer, which benefited from its exposure to emerging markets; Dassault Systmes, the world leader in computer-assisted design software, which enjoyed a rerating subsequent to its introduction to the market; and Gucci, the Italian luxury goods company, whose growth prospects were recognized by the market.

Q IN THE PAST SIX MONTHS YOU FURTHER INCREASED THE FUND'S EXPOSURE TO THE SERVICES SECTOR WHILE REDUCING EXPOSURE TO CONSUMER NON-DURABLES. WHAT IS YOUR REASONING BEHIND THIS SHIFT?
A We believe the services sector will continue to benefit from strong secular demand as companies require greater cost flexibility and outsource more functions to third parties. An example is the Finnish consulting company TT Tieto, a recent addition to the Fund. Tieto has a strong position within its domestic market and is a clear beneficiary of companies' outsourcing their computing requirements. The Fund's exposure to consumer non-durables was decreased with the sale of Adidas, where we believed growth prospects had been taken into account in the valuation.

Q THE PAST YEAR IN EUROPE HAS BEEN DESCRIBED AS A "GOLDILOCKS
SCENARIO"--NOT TOO HOT, NOT TOO COLD. WILL 1997 SEE A CONTINUATION OF THIS FAVORABLE ENVIRONMENT?
A We expect positive returns from European equities in 1997. Valuation levels are currently supportive despite our belief that long bond yields will rise over the year. The upturn in economic growth rates and the focus on controlling costs should have a beneficial impact on corporate profitability.

Q WHERE DO YOU EXPECT TO FIND OPPORTUNITIES OVER THE NEXT 6-12 MONTHS?
A We believe the greatest appreciation potential resides with medium-sized companies, which have lagged the recent rise in markets and are typically more sensitive to an improvement in domestic economies.

                                                              CONTINUED P.4

EUROPEAN OPPORTUNITIES
SHAREHOLDER VALUE UNLEASHED

Managements of European companies are, finally, giving due priority to the needs and rights of shareholders. We believe this fundamental shift in corporate culture represents a major opportunity for global interests.

Corporate reform has involved:
 -  Divestiture of non-core operations
 -  Reduction in manning levels
 -  Introduction of schemes to provide
    incentives to management
 - Easing of legal restrictions on hostile takeovers and share buybacks

(5) The MSCI Europe index is an arithmetic average, weighted by market value, of the performance of 573 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER CONTINUED

From a sectoral perspective, we anticipate the Fund's focus on services, consumer goods and health care will prove rewarding over the long term.

We also believe there may be additional opportunities from identifying European companies that are genuinely undergoing structural change and improving profitability -- along the lines of what German chemical shares experienced in 1996.

Q WHAT DO YOU SEE HAPPENING IN THE EASTERN EUROPEAN MARKETS? WHAT TYPE OF EXPOSURE DOES THE FUND HAVE IN THIS REGION OR OTHER LESS DEVELOPED EUROPEAN MARKETS?
A We think this region has significant long-term potential, as trend economic growth rates are superior to the more developed European countries, although over the short term many of these markets may be vulnerable to relatively greater volatility. The Fund's exposure to this region is likely to increase in the medium term. Over the past year, the Fund made an investment in a company with Russian interests --Nearmedic, a manufacturer of test systems for the diagnosis of infectious diseases--and good long-term growth prospects. The Fund also has indirect exposure to eastern Europe through its holdings in Finland, which have substantial trading links with the Baltic States and Russia.

Additionally, the Fund has made a recent investment in Portugal through Telecel, the mobile telephone operator that benefits from a duopolistic position in a rapidly growing market.

Q HOW DO YOU APPROACH INVESTING IN EUROPE?
A Believing stock selection is the key contributor to performance, we look closely at a company's shareholder structure and are attracted to companies that pay attention to minority interests. We also look for companies with good business franchises. Other important characteristics include:

 - Increasing demand for the company's products
 - Companies operating in niche businesses with high barriers to entry
 - Low-cost producers with clean balance sheets and defendable profit margins
 - Experienced management with strong
   track records
 - Reasonable market valuations

In general, we feel it necessary to search out individual companies doing more than simply effecting cosmetic changes or talking about cash flow and return on investment. We look for companies actually cutting back on capital expenditures, selling off unprofitable assets and changing their way of working.

ABOUT THE PORTFOLIO MANAGER

ANNA POWELL - Portfolio Manager for Chancellor LGT Asset Management since 1995. Previously, Ms. Powell was a Portfolio Manager of European equities for Robert Fleming and European equity analyst for Charterhouse Bank Ltd. She received her B.A. from Durham University.

GEOGRAPHIC ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996

UK                           18.9
France                       14.0
Germany                      13.7
Italy                        12.3
Netherlands                  11.1
Sweden                       10.3
Switzerland                   6.6
Finland                       4.4
Denmark                       3.8
Spain                         2.4
Portugal                      1.1
Austria                       0.7
U.S. & Other                  0.7


SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996

Services                     36.1
Health Care                  12.6
Consumer Non-Durables        10.6
Materials/Basic Industry     10.3
Finance                       7.7
Technology                    6.0
Capital Goods                 5.4
Multi-Industry/Misc.          5.0
Consumer Durables             2.7
Energy                        1.9
Short Term & Other            1.7

Allocations will change based on current market conditions.


GT GLOBAL EUROPE GROWTH FUND                                                                               % of
KEY PORTFOLIO HOLDINGS(6)                                                                Country        Net Assets


REED INTERNATIONAL, PLC An international publishing group and holding company               UK              5.8
with a 52.9% interest in Reed Elsevier. The group publishes scientific, professional, business-to-busi-ness and consumer information and trade books.

ASTRA AB Develops, manufactures and markets pharmaceuticals. The company                   Sweden           5.5
makes agents for gastrointestinal diseases, including Losec, an ulcer agent.
Astra also produces agents for respiratory diseases, cardiovascular preparations, anesthetics, agents for nervous system disor-ders and anti-infective agents. The company markets its products in both Sweden and abroad.

KONINKLIJKE AHOLD N.V. An international retailing organization focusing on                 Netherlands      5.3
distributing and selling food products. The company operates its supermarket,
Albert Heijn, in the Netherlands, while in the U.S. its supermarket chains are: Foodtown, Finast, Tops, BI-LO, Giant and Edwards. Ahold also operates specialty stores, institutional food supply, food production, and wholesaling divisions.

SGL CARBON AG Principal products are graphite electrodes for the recycling of                Germany        4.3
steel in arc furnaces, high-purity graphite for the semiconductor industry and specialty graphite for a broad spectrum of applications, as well as graphite foils, carbon fibers and process equipment. The company also manufactures auto parts such as bearings and brushes for motors.

ADECCO S.A. A personnel and temporary employment company, the firm also                    Switzerland      3.8
offers permanent placement services for professionals and specialists in a wide range of business sectors. Adecco S.A. conducts its placement services internationally.

TELEFONAKTIEBOLAGET LM ERICSSON A telecommunications company that produces                   Sweden         3.7
and installs public telecommunications, business telecommunications, cable and network systems, defense systems, radio communications and components.
The company markets its equipment in over 100 countries.

SCHERING AG Manufactures and markets pharmaceuticals. The company focuses its                Germany        3.1
activities on diagnostics and fertility control, as well as hormone therapy, therapeutics and dermatology.

GUCCI GROUP NV Designs, produces and distributes personal luxury accessories                 Italy          3.1
and apparel. The company directly operates 63 stores in major markets throughout the world, which offer exclusively Gucci products.

COMPTOIRS MODERNES Operates a chain of STOC supermarkets, Carrefour                          France         2.8
hypermarkets and COMOD supermarket, grocery and department stores in France and Spain.

VALEO S.A. Manufactures automobile components sold to manufacturers and to                   France         2.7
the spare parts market. Its products are sold within France and in other
European countries, North America and South America.


(6) There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL
EUROPE
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL EUROPE GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Europe Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Europe Growth Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                          GT GLOBAL EUROPE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (36.1%)
  Reed International PLC ....................................   UK          1,661,000   $ 31,428,168         5.8
    BUSINESS & PUBLIC SERVICES
  Koninklijke Ahold N.V. ....................................   NETH          463,790     29,020,463         5.3
    RETAILERS-FOOD
  Adecco S.A.: ..............................................   SWTZ               --             --         3.8
    CONSUMER SERVICES
    Common-/- ...............................................   --             69,306     17,567,332          --
    Bearer-/- ...............................................   --             12,320      3,093,812          --
  Comptoirs Modernes ........................................   FR             28,620     15,470,270         2.8
    RETAILERS-FOOD
  Reuters Holdings PLC ......................................   UK          1,041,500     13,402,179         2.5
    BROADCASTING & PUBLISHING
  Sol Melia S.A.-/- .........................................   SPN           366,400     13,130,086         2.4
    LEISURE & TOURISM
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY        2,820,800     12,834,173         2.4
    TELEPHONE NETWORKS
  EMAP PLC ..................................................   UK            993,000     12,523,022         2.3
    BROADCASTING & PUBLISHING
  Sodexho S.A. ..............................................   FR             21,970     12,257,394         2.3
    RESTAURANTS
  VNU (Verenigde Nederlandse Uitgeversbedrijven Verenigd
   Bezit) ...................................................   NETH          520,000     10,876,014         2.0
    BROADCASTING & PUBLISHING
  Kuoni Reisen Holdings "B" - Registered ....................   SWTZ            3,920      9,521,674         1.8
    LEISURE & TOURISM
  Falck AS ..................................................   DEN            21,200      6,337,495         1.2
    CONSUMER SERVICES
  Telecel - Comunicacaoes Pessoais, S.A.-/- .................   PORT           96,380      6,155,884         1.1
    WIRELESS COMMUNICATIONS
  Kobenhavns Lufthavne AS ...................................   DEN            22,911      2,334,879         0.4
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                         195,952,845
                                                                                        ------------
Health Care (12.6%)
  Astra AB "A" Free .........................................   SWDN          608,700     30,110,663         5.5
    PHARMACEUTICALS
  Schering AG ...............................................   GER           201,430     17,012,846         3.1
    PHARMACEUTICALS
  OY Tamro AB ...............................................   FIN         1,784,900     11,879,922         2.2
    PHARMACEUTICALS
  M.L. Laboratories PLC-/- ..................................   UK          1,738,907      6,074,264         1.1
    PHARMACEUTICALS
  Nearmedic Ltd.-/- .........................................   ASTRI          25,584      3,663,636         0.7
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          68,741,331
                                                                                        ------------
Consumer Non-Durables (10.6%)
  Gucci Group - NY Registered Shares{\/} ....................   ITLY          260,550     16,642,631         3.1
    TEXTILES & APPAREL
  Parmalat Finanziaria S.p.A. ...............................   ITLY        8,706,000     13,331,960         2.5
    FOOD

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL EUROPE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Polygram ..................................................   NETH          219,300   $ 11,180,997         2.1
    RECREATION
  Vendex International N.V. .................................   NETH          215,739      9,237,029         1.7
    OTHER CONSUMER GOODS
  De Rigo S.p.A. - ADR-/- {\/} ..............................   ITLY          407,150      3,715,244         0.7
    TEXTILES & APPAREL
  Industrie Natuzzi S.p.A. - ADR{\/} ........................   ITLY           72,500      1,667,500         0.3
    HOUSEHOLD PRODUCTS
  Luxottica Group S.p.A. - ADR{\/} ..........................   ITLY           16,700        868,400         0.2
    OTHER CONSUMER GOODS
                                                                                        ------------
                                                                                          56,643,761
                                                                                        ------------
Materials/Basic Industry (10.3%)
  SGL Carbon AG .............................................   GER           184,700     23,297,659         4.3
    METALS - NON-FERROUS
  Bayer AG ..................................................   GER           279,300     11,404,447         2.1
    CHEMICALS
  Degussa AG ................................................   GER            20,000      9,057,217         1.7
    MISC. MATERIALS & COMMODITIES
  Saes Getters S.p.A.: ......................................   ITLY               --             --         1.2
    CHEMICALS
    ADR-/- {\/} .............................................   --            405,600      4,917,900          --
    di Risp .................................................   --            153,900      1,881,339          --
  Castorama Dubois Investisse ...............................   FR             31,949      5,507,810         1.0
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          56,066,372
                                                                                        ------------
Finance (7.7%)
  3I Group PLC ..............................................   UK          1,730,000     14,426,541         2.7
    INVESTMENT MANAGEMENT
  Unidanmark AS "A" .........................................   DEN           235,100     12,179,278         2.2
    BANKS-REGIONAL
  M & G Group PLC ...........................................   UK            600,000     11,352,740         2.1
    INVESTMENT MANAGEMENT
  Invesco PLC ...............................................   UK            744,800      3,303,137         0.6
    INVESTMENT MANAGEMENT
  Invesco Funding LLC - F/P-/- ..............................   UK            148,960        660,627         0.1
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          41,922,323
                                                                                        ------------
Technology (6.0%)
  TT Tieto Oy "B" ...........................................   FIN           147,400     12,215,204         2.2
    SOFTWARE
  Dassault Systemes S.A.-/- .................................   FR            235,600     10,883,992         2.0
    COMPUTERS & PERIPHERALS
  Group Axime-/- ............................................   FR             83,170      9,633,591         1.8
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          32,732,787
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL EUROPE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (5.4%)
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN          649,600   $ 20,119,426         3.7
    TELECOM EQUIPMENT
  Premier Farnell PLC .......................................   UK            707,558      9,098,905         1.7
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          29,218,331
                                                                                        ------------
Multi-Industry/Miscellaneous (5.0%)
  Gehe AG ...................................................   GER           210,000     13,449,285         2.5
    MULTI-INDUSTRY
  Assystem ..................................................   FR             97,897      7,484,018         1.4
    MULTI-INDUSTRY
  Pricer AB-/- ..............................................   SWDN          241,228      5,948,728         1.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                          26,882,031
                                                                                        ------------
Consumer Durables (2.7%)
  Valeo S.A. ................................................   FR            235,571     14,552,649         2.7
                                                                                        ------------
    AUTO PARTS
Energy (1.9%)
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY        2,054,800     10,583,237         1.9
    OIL
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $442,040,217) ................                            533,295,667        98.3
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Sandoz AG Warrants (Issuer: Barclays de Zoete Wedd), expire
   9/26/97 (cost $5,206,856)-/- .............................   SWTZ          205,700      5,265,490         1.0
                                                                                        ------------       -----
    PHARMACEUTICALS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due Jan-
   uary 2, 1997, for an effective yield of 6.25%,
   collateralized by $5,575,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $5,692,733,
   including accrued interest). (cost $5,576,968)  ..........                              5,576,968         1.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $452,824,041)  * ....................                            544,138,125       100.3
Other Assets and Liabilities ................................                             (1,837,959)       (0.3)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $542,300,166       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $455,367,626 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 103,578,152
                 Unrealized depreciation:           (14,807,653)
                                                  -------------
                 Net unrealized appreciation:     $  88,770,499
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL EUROPE GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    0.7                                   0.7
Denmark (DEN/DKK) ....................    3.8                                   3.8
Finland (FIN/FIM) ....................    4.4                                   4.4
France (FR/FRF) ......................   14.0                                  14.0
Germany (GER/DEM) ....................   13.7                                  13.7
Italy (ITLY/ITL) .....................   12.3                                  12.3
Netherlands (NETH/NLG) ...............   11.1                                  11.1
Portugal (PORT/PTE) ..................    1.1                                   1.1
Spain (SPN/ESP) ......................    2.4                                   2.4
Sweden (SWDN/SEK) ....................   10.3                                  10.3
Switzerland (SWTZ/CHF) ...............    5.6         1.0                       6.6
United Kingdom (UK/GBP) ..............   18.9                                  18.9
United States & Other (US/USD) .......                               0.7        0.7
                                        ------        ---            ---      -----
Total  ...............................   98.3         1.0            0.7      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $542,300,166.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL EUROPE GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $452,824,041) (Note 1)..........................  $ 544,138,125
  U.S. currency.................................................................  $      520
  Foreign currencies (cost $4,175,779)..........................................   4,084,658      4,085,178
                                                                                  ----------
  Receivable for securities sold............................................................     29,744,338
  Dividends and dividend withholding tax reclaims receivable................................        584,065
  Receivable for Fund shares sold...........................................................        377,792
  Miscellaneous receivable..................................................................        151,536
  Cash held as collateral for securities loaned (Note 1)....................................     41,594,267
                                                                                              -------------
    Total assets............................................................................    620,675,301
                                                                                              -------------
Liabilities:
  Payable for Fund shares repurchased.......................................................     20,846,830
  Payable for securities purchased..........................................................     14,915,226
  Payable for investment management and administration fees (Note 2)........................        463,933
  Payable for service and distribution expenses (Note 2)....................................        213,794
  Payable for transfer agent fees (Note 2)..................................................        141,484
  Payable for printing and postage expenses.................................................        121,788
  Payable for professional fees.............................................................         42,166
  Payable for fund accounting fees (Note 2).................................................         11,144
  Payable for Trustees' fees and expenses (Note 2)..........................................         10,851
  Payable for custodian fees (Note 1).......................................................          7,799
  Payable for registration and filing fees..................................................          3,958
  Other accrued expenses....................................................................          1,895
  Collateral for securities loaned (Note 1).................................................     41,594,267
                                                                                              -------------
    Total liabilities.......................................................................     78,375,135
                                                                                              -------------
Net assets..................................................................................  $ 542,300,166
                                                                                              -------------
                                                                                              -------------
Class A:
Net asset value and redemption price per share ($453,792,288 DIVIDED BY 35,218,353 shares
 outstanding)...............................................................................  $       12.89
                                                                                              -------------
                                                                                              -------------
Maximum offering price per share (100/95.25 of $12.89) *....................................  $       13.53
                                                                                              -------------
                                                                                              -------------
Class B:+
Net asset value and offering price per share ($87,091,501 DIVIDED BY 6,840,010 shares
 outstanding)...............................................................................  $       12.73
                                                                                              -------------
                                                                                              -------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,416,377
 DIVIDED BY 109,635 shares outstanding).....................................................  $       12.92
                                                                                              -------------
                                                                                              -------------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $ 553,764,310
  Accumulated net realized loss on investments and foreign currency transactions............   (102,810,111)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies...............................................................................         31,883
  Net unrealized appreciation of investments................................................     91,314,084
                                                                                              -------------
Total -- representing net assets applicable to capital shares outstanding...................  $ 542,300,166
                                                                                              -------------
                                                                                              -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL EUROPE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,282,376).............................  $  7,537,412
  Interest income............................................................................     1,133,425
  Other income...............................................................................        35,493
                                                                                               ------------
    Total investment income..................................................................     8,706,330
                                                                                               ------------
Expenses:
  Investment management and administration fees (Note 2).....................................     5,416,280
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $ 1,666,909
    Class B.....................................................................      783,175     2,450,084
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................     1,866,185
  Custodian fees (Note 1)....................................................................       428,461
  Printing and postage expenses..............................................................       149,243
  Fund accounting fees (Note 2)..............................................................       139,442
  Registration and filing fees...............................................................       115,952
  Audit fees.................................................................................        60,756
  Trustees' fees and expenses (Note 2).......................................................        20,130
  Legal fees.................................................................................        11,713
  Other expenses (Note 1)....................................................................       319,077
                                                                                               ------------
    Total expenses before reductions.........................................................    10,977,323
                                                                                               ------------
      Expense reductions (Notes 1 & 5).......................................................      (332,508)
                                                                                               ------------
    Total net expenses.......................................................................    10,644,815
                                                                                               ------------
Net investment loss..........................................................................    (1,938,485)
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments..............................................   84,393,603
  Net realized gain on foreign currency transactions............................    2,147,797
                                                                                  -----------
    Net realized gain during the year........................................................    86,541,400
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................     (218,619)
  Net change in unrealized appreciation of investments..........................   23,691,090
                                                                                  -----------
    Net unrealized appreciation during the year..............................................    23,472,471
                                                                                               ------------
Net realized and unrealized gain on investments and foreign currencies.......................   110,013,871
                                                                                               ------------
Net increase in net assets resulting from operations.........................................  $108,075,386
                                                                                               ------------
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GT GLOBAL EUROPE GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                             YEAR ENDED      YEAR ENDED
                                                                            DECEMBER 31,    DECEMBER 31,
                                                                                1996            1995
                                                                           --------------  ---------------
Decrease in net assets
Operations:
  Net investment income (loss)...........................................  $   (1,938,485) $     1,909,382
  Net realized gain on investments and foreign currency transactions.....      86,541,400       26,309,310
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.....................................        (218,619)        (158,136)
  Net change in unrealized appreciation of investments...................      23,691,090       32,353,329
                                                                           --------------  ---------------
    Net increase in net assets resulting from operations.................     108,075,386       60,413,885
                                                                           --------------  ---------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.............................................              --       (4,239,316)
  From net realized gain on investments..................................      (4,360,146)      (1,762,043)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.............................................              --         (173,659)
  From net realized gain on investments..................................        (815,186)        (269,455)
Advisor Class: (Note 1)
Distributions to shareholders:
  From net investment income.............................................              --           (9,151)
  From net realized gain on investments..................................         (29,590)          (2,596)
                                                                           --------------  ---------------
    Total distributions..................................................      (5,204,922)      (6,456,220)
                                                                           --------------  ---------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.......................   3,224,591,371    1,608,239,408
  Decrease from capital shares repurchased...............................  (3,342,278,802)  (1,832,994,490)
                                                                           --------------  ---------------
    Net decrease from capital share transactions.........................    (117,687,431)    (224,755,082)
                                                                           --------------  ---------------
Total decrease in net assets.............................................     (14,816,967)    (170,797,417)
Net assets:
  Beginning of year......................................................     557,117,133      727,914,550
                                                                           --------------  ---------------
  End of year*...........................................................  $  542,300,166  $   557,117,133
                                                                           --------------  ---------------
                                                                           --------------  ---------------
--------------
  *Includes undistributed net investment income of.......................  $            0  $       285,680
                                                                           --------------  ---------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GT GLOBAL EUROPE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1996 (A)    1995 (A)    1994 (A)    1993 (A)    1992 (A)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.88   $   10.03   $   10.84   $    8.51   $    9.59
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.03)       0.04        0.06        0.05        0.11**
  Net realized and unrealized gain
   (loss) on investments................       2.16        0.95       (0.69)       2.36       (1.19)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.13        0.99       (0.63)       2.41       (1.08)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.10)      (0.05)      (0.06)         --
  From net realized gain on
   investments..........................      (0.12)      (0.04)         --          --          --
  In excess of net investment income....         --          --          --       (0.02)         --
  In excess of net realized gain on
   investments..........................         --          --       (0.13)         --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.12)      (0.14)      (0.18)      (0.08)         --
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.89   $   10.88   $   10.03   $   10.84   $    8.51
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............      19.61%       9.86%       (5.8)%      28.3%      (11.3)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 453,792   $ 483,375   $ 646,313   $ 854,701   $ 781,607
Ratio of net investment income (loss) to
 average net assets.....................      (0.26)%      0.38%       0.61%        0.6%        1.2%**
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.82%       1.83%       1.73%        1.9%        2.0%**
  Without expense reductions............       1.88%       1.89%       1.81%         --*         --*
Portfolio turnover rate++++.............        123%        108%         91%         67%         65%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0277         N/A         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b) Annualized.
 (c) Not Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                       F9

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                           ADVISOR CLASS+++
                                          -------------------------------------------------  ---------------------------
                                                                              APRIL 1, 1993      YEAR      JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO           ENDED           TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                           1996 (A)    1995 (A)    1994 (A)     1993 (A)       1996 (A)      1995 (A)
                                          ----------  ----------  ----------  -------------  ------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.81   $    9.97   $   10.79     $    9.02     $   10.85      $   10.24
                                          ----------  ----------  ----------  -------------  ------------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.11)      (0.03)         --            --          0.01           0.08
  Net realized and unrealized gain
   (loss) on investments................       2.15        0.94       (0.69)         1.85          2.18           0.71
                                          ----------  ----------  ----------  -------------  ------------  -------------
    Net increase (decrease) from
     investment operations..............       2.04        0.91       (0.69)         1.85          2.19           0.79
                                          ----------  ----------  ----------  -------------  ------------  -------------
Distributions to shareholders:
  From net investment income............         --       (0.03)         --         (0.06)           --          (0.14)
  From net realized gain on
   investments..........................      (0.12)      (0.04)         --            --         (0.12)         (0.04)
  In excess of net investment income....         --          --          --         (0.02)           --             --
  In excess of net realized gain on
   investments..........................         --          --       (0.13)           --            --             --
                                          ----------  ----------  ----------  -------------  ------------  -------------
    Total distributions.................      (0.12)      (0.07)      (0.13)        (0.08)        (0.12)         (0.18)
                                          ----------  ----------  ----------  -------------  ------------  -------------
Net asset value, end of period..........  $   12.73   $   10.81   $    9.97     $   10.79     $   12.92      $   10.85
                                          ----------  ----------  ----------  -------------  ------------  -------------
                                          ----------  ----------  ----------  -------------  ------------  -------------
Total investment return (d).............      18.79%       9.20%      (6.38)%        20.5%(c)      20.21 %        7.75%(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  87,092   $  73,025   $  81,602     $  34,048     $   1,416      $     718
Ratio of net investment income (loss) to
 average net assets.....................      (0.91)%     (0.27)%     (0.04)%        (0.1)%(b)       0.09 %        0.73%(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.47%       2.48%       2.38%          2.6%(b)       1.47 %        1.48%(b)
  Without expense reductions............       2.53%       2.54%       2.46%           --*         1.53 %         1.54%(b)
Portfolio turnover rate++++.............        123%        108%         91%           67%          123 %          108%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0277         N/A         N/A           N/A     $  0.0277            N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b) Annualized.
 (c) Not Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F10

                          GT GLOBAL EUROPE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Europe Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and therefore the financial statements may include certain estimates from management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if

                                      F11
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                          GT GLOBAL EUROPE GROWTH FUND

the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of approximately $39,888,283 were on loan to brokers. The loans were secured by cash collateral of $41,594,267, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1996, the Fund received securities lending fees of $170,632 which were used to reduce custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $100,715,450, of which $96,233,015 expires in 2000 and $4,482,435 expires in
2001.

                                      F12

                          GT GLOBAL EUROPE GROWTH FUND

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restrictions securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000.

2. RELATED PARTIES
Chancellor LGT Asset Management is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc., an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1996, GT Global retained $39,684 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $5,089 for the year ended December 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the year ended December 31, 1996, GT Global collected CDSC's in the amount of $377,041. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

                                      F13

                          GT GLOBAL EUROPE GROWTH FUND

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.
The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.
3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $648,654,686 and $748,627,276, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                   YEAR ENDED                    YEAR ENDED
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................   247,661,557  $2,968,073,960   148,571,806  $ 1,551,431,041
Shares issued in connection with
  reinvestment of distributions.........       261,336       3,297,924       415,180        4,458,262
                                          ------------  --------------  ------------  ---------------
                                           247,922,893   2,971,371,884   148,986,986    1,555,889,303
Shares repurchased......................  (257,136,969) (3,090,222,730) (169,021,976)  (1,766,588,469)
                                          ------------  --------------  ------------  ---------------
Net decrease............................    (9,214,076) $ (118,850,846)  (20,034,990) $  (210,699,166)
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------


                                                   YEAR ENDED                    YEAR ENDED
                                               DECEMBER 31, 1996              DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................    15,643,994  $  188,596,754     4,792,541  $    50,660,689
Shares issued in connection with
  reinvestment of distributions.........        53,171         663,732        35,327          377,127
                                          ------------  --------------  ------------  ---------------
                                            15,697,165     189,260,486     4,827,868       51,037,816
Shares repurchased......................   (15,609,973)   (188,238,304)   (6,262,885)     (65,780,212)
                                          ------------  --------------  ------------  ---------------
Net increase (decrease).................        87,192  $    1,022,182    (1,435,017) $   (14,742,396)
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                                                                JUNE 1, 1995
                                                   YEAR ENDED             (COMMENCEMENT OF SALE OF
                                               DECEMBER 31, 1996        SHARES) TO DECEMBER 31, 1995
                                          ----------------------------  -----------------------------
ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................     5,230,224  $   63,929,457       122,102  $     1,300,674
Shares issued in connection with
  reinvestment of distributions.........         2,336          29,544         1,098           11,615
                                          ------------  --------------  ------------  ---------------
                                             5,232,560      63,959,001       123,200        1,312,289
Shares repurchased......................    (5,189,081)    (63,817,768)      (57,044)        (625,809)
                                          ------------  --------------  ------------  ---------------
Net increase............................        43,479  $      141,233        66,156  $       686,480
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                      F14

                          GT GLOBAL EUROPE GROWTH FUND

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $161,876 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.19 per share (representing an approximate total of $8,299,061). The total amount of taxes paid by the Fund to such countries was approximately $.03 per share (representing an approximate total of $1,282,376).

                                      F15

                          GT GLOBAL EUROPE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL EUROPE GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                    GT GLOBAL EUROPE GROWTH FUND
          EURAR702M